Exhibit 99.1

June 16, 2015 NYSE MKT: SYN

Forward - Looking Statements This presentation includes forward - looking statements on Synthetic Biologics’ current expectations and projections about future events . In some cases forward - looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes,“ "estimates,” “indicates,” and similar expressions . These statements are based upon current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding our clinical trials, our establishment of collaborations and our execution of our growth strategy . The forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward - looking statements . Important factors that could cause actual results to differ materially from those reflected in Synthetic Biologics’ forward - looking statements include, among others, a failure of our product candidates to be demonstrably safe and effective, a failure to initiate clinical trials and if initiated, a failure to achieve the desired results, a failure to obtain regulatory approval for our product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to our ability to promote or commercialize our product candidates for the specific indications, a lack of acceptance of our product candidates in the marketplace, a failure of us to become or remain profitable, a failure to establish collaborations, our inability to obtain or maintain the capital or grants necessary to fund our research and development activities, a loss of any of our key scientists or management personnel, and other factors described in Synthetic Biologics’ annual report on Form 10 - K for the year ended December 31 , 2014 , subsequent quarterly reports on Form 10 - Qs and any other filings we make with the SEC . The information in this presentation is provided only as of the date presented, and Synthetic Biologics undertakes no obligation to update any forward - looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law . 2

Investment Considerations • M icrobiome - focused , clinical - stage therapeutics to protect the microbiome while targeting pathogen - specific diseases • Addressing multi - billion dollar market opportunities addressing significant unmet medical needs • Multiple near - term and long - term clinical milestones • Experienced management team with extensive clinical and commercial track record NYSE MKT: SYN 3

Management Team • Jeffrey Riley, CEO Pfizer, Nichols Institute (Quest), SmithKline Beecham, QIC • Steven Shallcross , CFO Vanda Pharmaceuticals, Inc., Empire Petroleum Partners, LLC, Innocoll AG (formerly privately held Innocoll Holdings, Inc .) • John Monahan, Ph.D., EVP R&D Avigen, Somatix, Triton Biosciences, Hoffman - LaRoche • Joseph Sliman, M.D., MPH, SVP Clinical/Regulatory Vanda Pharmaceuticals, Inc., MedImmune , Inc., DynPort Vaccine • Klaus Gottlieb, M.D., FACG, VP Clinical/Regulatory * Quintiles, U.S. Food & Drug Administration • Maureen Early, M.B.A., VP Commercial Rhone Poulenc Rorer/Aventis , Upside Endeavors • Amy Sloan, R.A.C., VP Regulatory MedImmune , Inc., DynPort Vaccine 4 * Effective June 22, 2015

Product Pipeline C - Cedars - Sinai Medical Center collaboration I - Intrexon Corporation collaboration T - The University of Texas at Austin collaboration Completed Planned – 2015 5 Therapeutic Area Product Candidate Biologic Agent/ Drug Compound Discovery Preclinical Phase 1 Phase 2 Phase 3 C. difficile infection/ Antibiotic - associated diarrhea (AAD) SYN - 004 Oral enzyme Irritable bowel syndrome with constipation (IBS - C) SYN - 010 C Oral drug Relapsing - remitting m ultiple sclerosis Trimesta TM Oral estriol Cognitive dysfunction in multiple sclerosis Trimesta TM Oral estriol Pertussis (whooping cough) SYN - 005 I,T Monoclonal antibodies

Mar 2015 C. difficile Positive PK data from Phase 1a and 1b clinical trials Feb 2015 IBS - C SYN - 010 modified - release formulation of Lovastatin Feb 2015 C. difficile Positive topline results from Phase 1b clinical trial Dec 2014 C. difficile Initiated Phase 1a and 1b clinical trials Dec 2014 C. difficile Positive topline results from Phase 1a clinical trial Nov 2014 C. difficile First SYN - 004 U.S. composition of matter patent; adds to extensive C. difficile patent estate Key Clinical Achievements Mar 2015 C. difficile Initiated Phase 2a clinical trial 6

Key Future Milestones 7 2H 2015 C. difficile Report topline data from Phase 2b clinical trial 2H 2015 IBS - C Report topline data from Phase 2 clinical trial 3Q 2015 C. difficile Initiate Phase 2b clinical trial 2Q 2015 IBS - C Initiate Phase 2 clinical trials 3Q 2015 C. difficile Report topline data from Phase 2a clinical trial 2Q 2015 IBS - C Submit IND to support clinical trials 2016 IBS - C & C. difficile Initiate Pivotal Phase 3 clinical trials

Human Microbiome The Body Has 10 Times as Many Microbe Cells as Human Cells 8 Source: http://commonfund.nih.gov/hmp/overview.aspx Human Microbiome > 1,000,000 Genes Human Genome 23,000 Genes 99% of your DNA Genes are in Microbe Cells (e.g., Bacteria) NOT Human Cells Leveraging the Microbiome Will Radically Change Medicine

Diseases Directly Influenced by the Gut Microbiome 9 Source: Genome Medicine 2011, 3 :14 http://genomemedicine.com/content/3/3/14

Human Microbiome Over Time Response to Environmental Conditions and Life Stages 10 Source: US National Library of Medicine. Image source: Ottman N, et al. (2012) The function of our microbiota : who is out there and what do they do? Front. Cell. Inf. Microbio . 2:104.

Collateral Damage Caused by Antibiotic Use 11 • Antibiotics ̶ Prevent/treat primary infections ̶ Carried to liver, transported to bile and excreted via large intestine ̶ May unintentionally upset natural balance of gut microbiome by killing off good bacteria • A microbial imbalance in the gut microbiome provides an opportunity for overgrowth of harmful pathogenic organisms (e.g., C. difficile ) which may cause severe diarrhea, damage to the colon and in some cases death 1 This information is an estimate derived from the use of information under license from the following IMS Health Incorporated inf ormation service: CDM Hospital database for full year 2012. IMS expressly reserves all rights, including rights of copying, distribution and republication . 24 million patients are administered IV antibiotics annually in the U.S. 1 Imbalance of the gut microbiome

Preventing C. difficile Is Now a National Priority! 12 Source: https:// www.whitehouse.gov/sites/default/files/docs/national_action_plan_for_combating_antibotic - resistant_bacteria.pdf 2015 2020 National Action Plan for Combating Antibiotic Resistance Issued By the White House in March 2015 • Goal is to reduce the incidence of overall C. difficile infection by 50% compared to rates in 2011 • I mplementation of plan and tracking of outcomes will accomplished by several government agencies

C . difficile Infections (CDI) • CDI is currently the most prevalent hospital - acquired infection in the U.S., according to the CDC ̶ Surpassed Methicillin - resistant Staphylococcus aureus (MRSA) • CDI has been identified as an “urgent public health threat” by the CDC, FDA and EU health authorities • CDI in the U.S.: ̶ 1.1 million patients infected with C. difficile annually 2 ̶ Patients with C. difficile hospitalized approximately 4 - 7 extra days 3 ̶ Up to ~25% of CDI patients have a recurrence within 1 - 3 months 4 - 6 ̶ $ 8.2 billion in costs associated with C. difficile - related stays in hospital 7 ̶ >30,000 C. difficile - related deaths annually 8 13 2 This information is an estimate derived from the use of information under license from the following IMS Health Incorporated inf ormation service: CDM Hospital database for full year 2012. IMS expressly reserves all rights, including rights of copying, distribution and republication. 3 (APIC ) National Prevalence Study of Clostridium difficile in U.S. Healthcare Facilities. November 11, 2008. 4 Louie TJ, et al. N Engl J Med 2011;364:422 – 31. 5 Cornely OA, et al. Lancet Infect Dis 2012;12:281 – 9. 6 Vardakas KZ, et al. Int J Antimicrob Agents 2012;40:1 – 8. 7 Agency for Healthcare Research and Quality. Healthcare and Cost Utilization Project. Statistical Brief #124. Clostridium difficile Infections (CDI) in Hospital Stays, 2009. January 2012. 8 U.S. Department of Health & Human Services. Agency for Healthcare Research and Quality. January 25, 2012 .

Paradigm Shift Fewer CDIs expected with co - administration of SYN - 004 Antibiotics Treatments • β - lactam • Fluoroquinolone • Clindamycin • Other • Metronidazole • Vancomycin • Fidaxomicin Current Paradigm SYN - 004 Paradigm C. difficile Infections (CDI) SYN - 004 + β - lactam Antibiotics* SYN - 004 designed to protect the natural balance of the gut microbiome during antibiotic use PREVENTION * I ntended to include penicillins plus cephalosporins 14

SYN - 004 Co - Administered with IV Antibiotics Designed to neutralize β - lactam antibiotics in GI tract 15 SYN - 004 Antibiotic 1. SYN - 004 is designed as an oral enzyme tablet ( blue) to be co - administered with IV antibiotics (yellow ). 3. SYN - 004 is intended to remain in the GI tract and neutralize IV antibiotics (black), protecting the natural balance of the gut microbiome . 2. IV antibiotics can upset the natural balance of the gut microbiome , killing “good” bacteria, allowing for the overgrowth of C. difficile . 4 . Co - administration of SYN - 004 is intended to allow the IV antibiotic (yellow) to treat the primary infection while protecting the gut microbiome (blue), and preventing CDI. To view the animated SYN - 004 video, please visit: http://www.syntheticbiologics.com/SYN - 004 .

Concept Validated by 1 st Generation Candidate Positive Phase 1 and 2 clinical data • 1 st generation candidate (P1A) was studied in four Phase 1 and one Phase 2 clinical trials conducted in Europe • 112 patients and 143 healthy normal subjects • Well tolerated with no safety concerns identified • Antibiotic - associated diarrhea (AAD) occurrence prevented • Preserved the normal intestinal microflora when co - administered with IV ampicillin or piperacillin • Did not alter the PK profile of IV piperacillin or ampicillin nor the efficacy of ampicillin in patients with respiratory infection requiring hospitalization • Original technology developed by Finnish biotechnology company, Ipsat Therapies Oy , along with 2nd generation enzyme, SYN - 004 16

SYN - 004: Differentiators • Prevention of antibiotic collateral damage to the gut microbiome may significantly reduce CDI, hospitalizations, and associated cost and morbidity • A normal microbiome provides colonization resistance, reducing the chance of C. difficile colonization, leading to CDI • Patents and pending patents ̶ U.S. Patent 8,894,994 covering composition of matter claims and pharmaceutical compositions of beta - lactamases, including SYN - 004, issued in November 2014 and carries a term to at least 2031 ̶ An extensive portfolio of granted use patents and pending patent applications for SYN - 004 - related technology ̶ Additional patent filings covering composition of matter claims could extend patent protection of SYN - 004 to 2035 17

SYN-004: Market Potential

Intended to target certain IV β-lactam antibiotics *



~118M doses of "SYN-004 target" antibiotics purchased by U.S. hospitals to fill patient prescriptions[9]
~27M prescriptions[10]
~14M patients[11]
SYN-004 Potential U.S. Market ~$13 Billion **

* Based on U.S. market data in 2012

** Estimate based on the following assumptions: 5 day prescription x 4 "SYN-004 tablets"/day x $25/"SYN-004 tablet" x 26.5M prescriptions of "SYN-004 target" β-lactam antibiotics in 2012

9-11 This information is an estimate derived from the use of information under license from the following IMS Health Incorporated information service: CDM Hospital database for full year 2012. IMS expressly reserves all rights, including rights of copying, distribution and republication.

18

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SYN - 004 Clinical trial development • Completed Phase 1a (40 participants) and 1b (24 participants) trials ̶ PK data supports that SYN - 004 should have no effect on the IV antibiotic in the bloodstream ̶ No clinically significant safety events were observed; well tolerated by participants • Initiated first Phase 2a trial (March 2015) ̶ Characterize SYN - 004 activity on ceftriaxone in the small intestine ̶ Demonstrate SYN - 004 has no activity on ceftriaxone in the bloodstream • Initiated second Phase 2a trial (June 2015) ̶ Characterize SYN - 004 activity on ceftriaxone in the small intestine in the presence of esomeprazole, an approved, over - the - counter proton pump inhibitor • Phase 2b (Proof - of - Concept) trial goals (initiation expected 3Q 2015) ̶ Demonstrate SYN - 004 efficacy at preventing C. difficile - associated diarrhea (CDAD) and AAD following IV ceftriaxone ̶ Demonstrate SYN - 004 efficacy at limiting disruption of the gut microbiome by IV ceftriaxone • FDA Type C meeting requested (trial design and endpoints) • Phase 3 trial vision ̶ Prevention of CDAD and AAD among hospitalized patients receiving IV ceftriaxone and other beta - lactam antibiotics ̶ Global study; multiple indications for IV beta - lactam therapy ̶ Demonstrate no effect on blood levels of antibiotic or primary diagnosis cure rates 19

Pathogen - Specific Microbiome Therapeutic 20 Treating the underlying cause not symptoms SYN APPROACH: Anti - Archaea specific therapeutic

Irritable Bowel Syndrome with Constipation

IBS-C

Chronic GI disorder characterized as a group of symptoms:

- Diarrhea/constipation
- Abdominal discomfort
- Bloating

Quality of Life

- Severely impacts and reduces QOL

Who is affected?

- Women = 66.1%; Men = 33.9%
- IBS-D = 53%; IBS-M = 27%; IBS-C = 20%

Statistics

- IBS is the most common chronic disease
- 10-15% of the global population

Prevalent IBS Cases (age > 10)

US	17.2M
EU5	16.5M
Japan	7.0M
Total	40.7M

Source: GlobalData Publication Irritable Bowel Syndrome Global Drug Forecast and Market Analysis 2014.

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SYN - 010 Modified - Release Statin Designed to reduce methane production by M. smithii in the intestine 22 Healthy GI System Patients with IBS typically suffer from abdominal pain, bloating and constipation without an obvious cause such as inflammation or damage

The Gut Methane gas production 23 Bacteroides thetaiotaomicron is one of many bacterium that ferments carbohydrates in the gut which releases H 2 and CO 2 C arbohydrates Methanobrevibacter smithii archeabacteria consumes hydrogen gas from Bacteroides and produces methane, which is lost from gut as “gas” Gas H 2 Source: http ://commons.wikimedia.org/wiki/File:Intestine_and_stomach_ - _transparent_ - _ cut.png

Methane Production: Underlying Cause of IBS - C 24 • Intestinal methane production is an underlying cause of constipation ̶ Critical discovery by Mark Pimentel, MD, and collaborators at Cedars - Sinai ▪ Extensive clinical evidence in IBS - C and now chronic idiopathic constipation (CIC) • Reduction of intestinal methane reverses constipation and improves IBS - C symptoms • Significant opportunity for a therapy for chronic use in IBS - C ̶ Treat the underlying cause of constipation ▪ Not just stool mass transit ▪ No diarrhea ̶ Targeted to the intestine ▪ Minimized systemic drug levels ̶ Not antimicrobial ▪ Suitable for chronic use ▪ Minimal disruption of the microbiome

Anti - Methanogenic Therapy for IBS - C SYN - 010 demonstrated significant reduction in methane gas 25 - 80 - 60 - 40 - 20 0 20 40 60 80 100 120 Control Statin 1 Statin 2 Statin 3 Statin 4 Statin 5 ΔCH 4 0 - 270 min Normalized to Control • Early studies demonstrated that statins in animal feed reduced methane gas in ruminant animals (4 - chambered stomach) • Dr. Pimentel translated the use of statins to reduce methane in humans (single - chamber stomach) • Dr. Pimentel further demonstrated that SYN - 010 is uniquely effective in reducing methane compared to other statins SYN - 010 In vitro methane production analysis with human IBS - C stool samples Source: Dr . Pimentel et al – Cedars - Sinai Medical Center

SYN-010: Targeting Production of Methane Gas

Minimal impact on microbiome

Effect of SYN-010 on levels of *M. smithii* and total bacteria in rat GI tract after 10 days oral gavage dosing


M. smithii
3.5E+06
3.0E+06
2.5E+06
2.0E+06
1.5E+06
1.0E+06
5.0E+05
0.0E+00
M. smithii (cfu/g tissue)
Placebo
SYN-010 (1 mg/kg)
Duodenum
Jejunum
Ileum
Left Colon
Rat tissue


Total bacteria
7.0E+07
6.0E+07
5.0E+07
4.0E+07
3.0E+07
2.0E+07
1.0E+07
0.0E+00
Total Bacteria (cfu/g tissue)
Placebo
SYN-010 (1 mg/kg)
Duodenum
Jejunum
Ileum
Left Colon
Rat tissue

Source: Dr. Pimentel et al – Cedars-Sinai Medical Center

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SYN - 010: Differentiators • Modified - release statin formulation targeting intestinal methane production ̶ Leveraging detailed pharmacokinetic and safety profiles from decades of prior clinical use • Designed to treat the underlying cause of constipation • Patents and pending patents licensed through Cedars - Sinai ̶ An extensive portfolio of granted use patents and pending patent applications for SYN - 010 ̶ Additional worldwide patent filings covering composition of matter claims could extend patent protection of SYN - 010 to 2035 • Anticipate 505(b)(2) development pathway 27

IBS Market Overview 28 $690 $344 $120 $65 $49 $34 rifaximin lubiprostone linaclotide alosetron ramosetron others 2013 IBS Global Therapeutics ($ million) 2013 Market Sales US $440.1M EU5 $88.8 M Japan $20.7M Total $589.6M IBS Market Sales (2013 and 2023) Global Sales in 2023 are expected to be greater than $1,513.9M Market growth attributed to : • Increased u ptake of Linzess ® and label expansion of Xifaxan ® • Launch of 4 late - stage pipeline products including 2 late - stage for IBS - C: ̶ Plecanatide - Synergy ̶ Tenapanor - Astra Zeneca/ Ardelyx Source: IMS Audited Sales Data, Midas Global Sales (Analytics Link)

The IBS Market has Significant Unmet Needs 29 Source: GlobalData PharmaPoint , IBS Global Drug Forecast & Market Analysis 2014 New products with improved efficacy Products that effectively address IBS symptoms, such as abdominal pain and bloating Improved diagnosis of IBS/definitive test or biomarker • IBS patients are underserved with current therapies that show only modest efficacy or are associated with negative safety profiles • Diagnosis and drug - treatment rates for IBS remain low across the major markets • The prescription IBS market is poised for significant growth through 2021, given these unmet needs

SYN - 010 for IBS - C Clinical development • Preclinical data ̶ Demonstrated reduction of methane gas production by M. smithii with minimal impact on microbiome • Safe - to - proceed under IND to initiate clinical trials of SYN - 010 (June 2015) • Phase 2 clinical trials (initiation expected 2Q 2015) ̶ Demonstrate reduction of breath methane in IBS - C patients using SYN - 010 ̶ Demonstrate improvement in standard clinical measures of IBS - C symptoms ̶ Endpoints ▪ Reduction of breath methane after 4 weeks of therapy ▪ Improvement in number of complete spontaneous bowel movements per week ▪ Improvement in abdominal pain and bloating per standard scales required per FDA guidance • Pursue Phase 3 clinical trial(s) (2016) 30

MS: Market Opportunity • 400,000 MS patients in U.S. (~2.3 million worldwide) 12 • $17.8 billion forecasted worldwide sales in 2019 13 Trimesta TM – Oral add - on MS therapy 31 12 National Multiple Sclerosis Society. http://www.nationalmssociety.org 13 Credit Suisse. Multiple Sclerosis - Evolution or Revolution Report. March 18, 2013 . Novartis/Gilenya $1.969 11% Teva/Copaxone $686 4% Biogen Idec/Avonex $2.206 12% Merck KGaA/Rebif $1.578 9% Biogen Idec/Tysabri $2.101 12% Bayer/Betaseron $0.842 5% Novartis/Extavia $0.198 1% Biogen Idec/Plegridy $0.282 2% Biogen Idec/Tecfidera $4.201 24% Biogen Idec/Daclizumab $0.411 2% Sanofi/Aubagio $0.795 4% Sanofi/Alemtuzumab $0.886 5% Generic Copaxone $1.620 9% Biogen Idec/Ocrelizumab $0.964 5% Generic Gilenya $0.043 0% Other $0.328 2%

Trimesta™

Completed Phase 2 trial

- Principal investigator evaluating Trimesta™ (oral estriol): Rhonda Voskuhl, M.D., Professor of Neurology, Director of UCLA MS Program
- Pilot trial (n=6): demonstrated an 82% decrease in both the number and volume of brain lesions over 6 months (p-values < 0.02)[*14]
- UCLA-led Phase 2 trial with data available from lead investigator for relapse-remitting MS, including annualized relapse rate, and cognitive and physical improvement
  - 158 women randomized 1:1 into 16-center, investigator-initiated, double-blind, placebo-controlled U.S. trial[15]
  - Active control arm design
    - Trimesta™ + Copaxone® (8 mg of oral Trimesta™ taken once daily)
    - Placebo + Copaxone® (active control arm)
  - $8 million+ grant funding supporting trial, predominantly National MS Society & NIH

[*] Compared to 6 month baseline measurement
[14] Sicotte, NL, Liva, SM, Klutch, R, Pfeiffer, P, Bouvier, S, Odesa, S, Wu, TC, Voskuhl, RR. Treatment of multiple sclerosis with the pregnancy hormone estriol. Ann Neurol. 2002 Oct;52(4):421-8.
[15] www.clinicaltrials.gov/ct2/show/NCT00451204

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SYNTHETIC BIOLOGICS

Trimesta™

Phase 2 relapsing-remitting MS clinical data

- Clinical outcomes presented by lead investigator
- Annualized relapse rate declined relative to standard of care, Copaxone®
  - Statistically significant 47% decrease in annualized MS relapse rate at 12 months with Trimesta™ + Copaxone® compared to placebo + Copaxone® (p=0.02 / powered for significance level 0.05)
  - Sustained decrease (32%) in annualized relapse rate at 24 months with Trimesta™ + Copaxone® compared to placebo + Copaxone® (p=0.11 / powered for significance level 0.10)
  - Per study protocol, investigators anticipated a 29% decrease in relapse rate at both 12 and 24 months
- Data supports potential treatment for cognitive dysfunction
  - Patients in the Trimesta™ arm with Paced Auditory Serial Addition Test (PASAT) scores lower than 55 before treatment experienced an ~12%, or 6 point, improvement in cognitive scores within 12 months (p<0.05)
  - Improvement from baseline was sustained throughout 24 month study

Source: Presented at 2014 ACTRIMS-ECTRIMS by lead investigator

33

SYNTHETIC BIOLOGICS

Trimesta™

Phase 2 relapsing-remitting MS clinical data (continued)

- Evidence of improvement of physical disabilities
  - Expanded Disability Status Scale (EDSS) scores in the Trimesta™ arm significantly improved during 24 month follow-up by at least 0.5 point (p=0.03) compared to the active control arm which experienced no change in EDSS scores
    - The difference between the two groups showed a positive trend (p=0.25)
  - The 25 foot walk test showed a significant difference, while the patients in the Trimesta™ arm were stable during the study, those in active control arm did worse
    - The difference between the two groups (p=0.02)
- Trimesta™ + Copaxone® demonstrated a strong safety profile and was well tolerated

Source: Presented at 2014 ACTRIMS-ECTRIMS by lead investigator

34

SYNTHETIC BIOLOGICS

Trimesta™

Other MS assets

- A separate Phase 2, randomized, double-blind, placebo-controlled clinical trial of female MS patients with cognitive dysfunction is ongoing[16]
- Patents and pending patents licensed through UCLA:
  - Issued method of treatment patents in the U.S. for MS therapy with estriol and combination therapies (including estriol with Copaxone®)
  - Four new provisional patents filed based on recent clinical results
- Planned next steps for Trimesta™ include:
  - Ongoing strategic partnering efforts supported by demonstrated therapeutic potential and safety profile of oral estriol
  - MRI analyses ongoing by UCLA to evaluate changes in the brain that correlate with improvements seen in clinical outcomes; topline data expected 30 days following receipt from UCLA
  - Phase 3 clinical trials protocol meeting with FDA following MRI results

[16] www.clinicaltrials.gov/ct2/show/NCT01466114

35

SYNTHETIC BIOLOGICS

Whooping Cough (Pertussis) Market opportunity: millions of cases globally per year • Highly contagious disease caused by the bacteria Bordetella pertussis ( B. pertussis ) • Symptoms include severe coughing and subsequent breathing difficulties • Pertussis toxin is a major cause of disease virulence ̶ Paralyzes immune system which can predispose infants to severe pneumonia ̶ Causes the white blood cell count to increase, blocking blood flow through the lungs • Antibiotic use does not have a major effect on the disease course ̶ While antibiotics can eliminate the bacteria, they do not neutralize pertussis toxin • Despite aggressive vaccination strategies, incidence of pertussis is increasing 17,18 ̶ 50 million worldwide cases each year, with 300,000 deaths 19 (primarily infants) ̶ Less effective vaccine introduced in the 1990s ̶ Non - compliance with standard vaccinations ̶ ~41,000 cases per year in the U.S. 20 • Two approaches : developed world focuses on treatment of acutely ill infants; developing world focuses on vaccination 17 Misegades LK, et al . Association of childhood pertussis with receipt of 5 doses of pertussis vaccine by time since last vaccine dose, California, 201 0. JAMA, 2012 Nov 28;308(20):2126 - 32. 18 Centers for Disease Control and Prevention. Pertussis Epidemic – Washington, 2012. Morbidity and Mortality Weekly Report. July 2 0, 2012. 19 World Health Organization. Pertussis: Immunization surveillance, assessment and monitoring. 20 Centers for Disease Control and Prevention. 2012 Provisional Pertussis Surveillance Report. January 4, 2013 . 36

SYN - 005 mAb combination designed to target and neutralize pertussis toxin • Combines two highly synergistic humanized monoclonal antibodies (mAbs) designed to target and neutralize pertussis toxin • U.S. Orphan Drug designation granted September 2014 for the treatment of Pertussis • Patents and pending patents: ̶ Patents pending on compositions and uses of SYN - 005 ̶ Issued U.S. patent on compositions and uses of other pertussis mAbs licensed through The University of Texas at Austin • Collaborations increase available resources for pipeline development ̶ Exclusive Channel Collaboration (ECC) with Intrexon Corporation (NYSE: XON) ̶ Academic researchers at The University of Texas at Austin • Planned next steps for SYN - 005 ̶ Seeking non - dilutive funding to support program (Gates Foundation, Wellcome Trust, NGOs, etc.) ▪ Initiate non - human primate program to explore prophylactic effects ▪ File IND to support initiation of Phase 1 clinical trial ▪ Initiate Phase 1 clinical trial 37

0 5 10 15 0 10 20 30 40 50 Study Day W B C / u L ( x 1 , 0 0 0 ) Control SYN-005(1) SYN-005(2) SYN-005 therapy Normal WBC count Pertussis infection Non - Human Primate Pertussis Study n=3 Favorable decreases in white blood cell count indicates that SYN - 005 neutralizes pertussis toxin, which in a patient would lead to immune recovery to fight the infection and prevent the potentially fatal complication of pulmonary hypertension 38

Financial Snapshot * As of 3/31/15 weighted average exercise price is $2.09 ** As of 3/31/15 weighted average exercise price is $1.80 39 • Cash balance (as of 3/31/15) : ~$12.0 million • Current Price : $2.78 (as of 6/15/15) • 52 Week Range: $1.32 - $3.18 • Average Volume (3 months): 1,049,770 • Shares Outstanding: ~73.2 million (as of 5/8/15) • Options Outstanding: ~6.5 million * • Warrants Outstanding: ~8 million ** • Market Capitalization: ~$203 million • Office in Rockville, Maryland

Investment Considerations NYSE MKT: SYN 40 • Microbiome - focused, clinical - stage therapeutics to protect the microbiome while targeting pathogen - specific diseases ̶ Innovative, first - in - class product candidates for prevention and treatment ̶ Large markets addressing significant unmet medical needs ̶ Shorter treatment period may reduce clinical trial duration • Clinical - stage ̶ Prevention of C . difficile infections and AAD – First Phase 2a trial initiated 1Q 2015; second Phase 2a initiated 2Q 2015; Phase 2b trial expected 3Q 2015 ̶ Irritable bowel syndrome with constipation (IBS - C) – Phase 2 trials expected 2Q 2015 ̶ MS – Further analysis of significant Phase 2 clinical outcomes including relapse rate, disability, and cognition presented at ACTRIMS - ECTRIMS in September 2014 by Lead PI • Strategic collaboration with Intrexon Corporation (NYSE: XON) ̶ Pertussis ( whooping cough) – Positive preclinical findings reported at ECCMID in March 2015 ̶ Acinetobacter infections (potentially lethal infection increasing in ICUs and military injuries ) • Experienced management team with extensive clinical and commercial track record

Top 10 Emerging Technologies in 2014 41 Source: World Economic Forum, http://www3.weforum.org/docs/GAC/2014/WEF_GAC_EmergingTechnologies_TopTen_Brochure_2014.pdf

June 16, 2015 SYN - Slide Deck - June 2015 (6.16.2015) - FINAL NYSE MKT: SYN